Exhibit 10.1

FIRST AMENDMENT TO CERTAIN OPERATIVE AGREEMENTS

     THIS FIRST AMENDMENT TO CERTAIN OPERATIVE AGREEMENTS dated as of March 28, 2005 (this “Amendment”) is by and among CYPRESS SEMICONDUCTOR CORPORATION, a Delaware corporation (the “Lessee”); WACHOVIA DEVELOPMENT CORPORATION, a North Carolina corporation, (the “Lessor”); the various financial institutions and other institutional investors which are parties hereto from time to time as holders of the Credit Notes (individually, a “Credit Lender” and collectively, the “Credit Lenders”); the various financial institutions and other institutional investors, which are parties hereto from time to time as Mortgage Lenders (individually, a “Mortgage Lender” and collectively, the “Mortgage Lenders”) (the Lessor, each Credit Lender and each Mortgage Lender may be referred to individually as a “Primary Financing Party” and collectively as the “Primary Financing Parties”); and WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association, as the agent for the Primary Financing Parties and respecting the Security Documents, as the agent for the Secured Parties (in such capacity, the “Agent”).

WITNESSETH:

     WHEREAS, the parties to this Amendment are parties to that certain Participation Agreement dated as of June 27, 2003 (as amended, modified, extended, supplemented, restated and/or replaced from time to time, the “Participation Agreement”), and certain other Operative Agreements; and

     WHEREAS, the parties to this Amendment wish to amend certain agreements, instruments and other documents to which they are a party (or to which certain of them are a party) in connection with a lease financing provided in favor of Lessee by the other parties to this Amendment with regard to the Properties.

     WHEREAS, the Lessee has requested certain modifications to Appendix A to the Participation Agreement; and

     WHEREAS, the Financing Parties which are signatories hereto have agreed to the requested modifications on the terms and conditions set forth herein;

     NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties hereto agree as follows:

AGREEMENT:

     1. Definitions. Capitalized terms used herein and not otherwise defined shall have the meaning given to such terms in Appendix A to the Participation Agreement and the Rules of Usage set forth therein shall apply herein. In the case of any conflict between the provisions of this Amendment and the provisions of the Operative Agreements, the provisions of this Amendment shall control construction of the terms.

     2. Amendment to Appendix A to the Participation Agreement. The amendment pursuant to this Section 2 of this Amendment is deemed to be made and effective as of June 27, 2003 and thereafter. Appendix A to the Participation Agreement is hereby amended by deleting and replacing clause (b) in the definition of “Current Ratio” with the following:

     (b) current liabilities as defined in accordance with GAAP less up to $180,000,000 of current liabilities arising from Lessee’s obligation to make cash payments to holders of Lessee’s 1.25% convertible notes issued in 2003 upon conversion of such notes. (For the avoidance of doubt, such $180,000,000 shall be reduced by the aggregate of all payments made by or on behalf of Lessee to the holders of the 1.25% convertible notes as a result of the conversion of such notes.)

     3. Effect of Agreement. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a forbearance or waiver of, or otherwise affect the rights and remedies of any Financing Party under any Operative Agreement, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Operative Agreements, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to create a course of dealing or otherwise entitle The Lessee to a consent, waiver, forbearance, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in any Operative Agreement in similar or different circumstances in the future.

     4. Conditions Precedent and Subsequent. Notwithstanding anything contained herein to the contrary, this Amendment, shall not become effective until (a) completion and delivery to the Agent of executed counterpart signature pages to this Amendment from the Lessee, the Lessor and the Majority Secured Parties and (b) all proceedings taken in connection with the transactions contemplated by this Amendment and all documentation and other legal matters incident thereto shall be satisfactory to the Agent and its legal counsel, Moore & Van Allen PLLC.

     5. Representations and Warranties. The Lessee hereby represents and warrants that (i) the representations and warranties contained in Section 6.2 of the Participation Agreement are true and accurate as of the date hereof as if made on the date hereof, except to the extent such representations and warranties relate solely to an earlier date, in which case such representations and warranties were true and accurate as of such earlier date, (ii) no event or condition exists or would result from or continue after the consummation of the transactions contemplated hereby, which constitutes a Default or an Event of Default, (iii) each Operative Agreement to which the Lessee is a party remains in full force and effect with respect to it and shall remain in full force and effect after the effectiveness of this Amendment, and (iv) it knows of no event that would or with the passage of time or giving of notice or both could constitute a Casualty, Condemnation or Environmental Violation.

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     6. Release. In consideration of entering into this Amendment, the Lessee (a) represents and warrants to each Financing Party that as of the date hereof there are no Claims or offsets against or defenses or counterclaims to its obligations under the Operative Agreements and furthermore, the Lessee waives any and all such Claims, offsets, defenses or counterclaims whether known or unknown, arising prior to the date of this Amendment and (b) releases each Financing Party and each of their respective Affiliates, Subsidiaries, officers, employees, representatives, agents, counsel and directors and each Indemnified Person from any and all actions, causes of action, Claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act with respect to this Amendment or any other Operative Agreement, on or prior to the date hereof.

     7. Continued Effectiveness of Operative Agreements. Except as modified hereby, all of the terms and conditions of the Operative Agreements are hereby ratified and affirmed and shall remain in full force and effect. By its execution and delivery of this Amendment, the Lessee acknowledges and agrees to the terms and conditions of this Amendment and reaffirms its obligations pursuant to the Operative Agreements.

     8. Direction to Lessor. The Agent, the Lenders and the Holders hereby instruct the Lessor to enter into this Amendment and such other documents necessary to effectuate the intent of this Amendment.

     9. Miscellaneous.

     (a) Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     (b) Counterparts. This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart. Delivery of an executed counterpart by telecopy shall be as effective as delivery of a manually executed counterpart hereto and shall constitute a representation that an original executed counterpart will be provided.

     (c) Headings. The headings of the various articles and sections of this Amendment are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof. Unless otherwise stated, references to Sections made in this Amendment shall be interpreted as references to the applicable Section herein.

     (d) Fees and Expenses. The Lessee agrees to pay or reimburse all reasonable costs and expenses of the Agent in connection with the preparation, execution and

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delivery of this Amendment and any documents related hereto, including, without limitation, the reasonable fees and expenses of Moore & Van Allen PLLC.

     (e) GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK EXCEPT TO THE EXTENT THE LAWS OF A STATE WHERE A PARTICULAR PROPERTY IS LOCATED ARE REQUIRED TO APPLY.

     (f) JURISDICTION, VENUE AND ARBITRATION. THE PROVISIONS OF THE PARTICIPATION AGREEMENT RELATING TO ACTIONS AND PROCEEDINGS ARE HEREBY INCORPORATED BY REFERENCE HEREIN, MUTATIS MUTANDIS.

     (g) Further Assurances. The provisions of the Participation Agreement relating to further assurances are hereby incorporated by reference herein, mutatis mutandis.

     (g) Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Operative Agreement shall survive the execution and delivery of this Amendment and the other Operative Agreements, and no investigation by any Financing Party or any closing shall affect the representations and warranties or the right of the Financing Parties to rely upon them.

     (h) Amendment. This Amendment shall not be terminated, amended, supplemented, waived, modified or discharged except by an instrument in writing executed by the party against which enforcement is sought and in accordance with Section 12.4 of the Participation Agreement.

     (i) No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Amendment. In the event an ambiguity or question of intent or interpretation arises, this Amendment shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Amendment.

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the date first above written.

LESSEE:	CYPRESS SEMICONDUCTOR CORPORATION

By:

Name: Emmanuel Hernandez
Title: Chief Financial Officer

By:

Name: Neil H. Weiss
Title: Vice President & Treasurer

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LESSOR:	WACHOVIA DEVELOPMENT CORPORATION

By:

Name:

Title:

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AGENT:	WACHOVIA BANK, NATIONAL ASSOCIATION, as the Agent

By:

Name:

Title:

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CREDIT NOTE LENDER:	WACHOVIA BANK, NATIONAL ASSOCIATION, as a Credit Note Lender

By:

Name:

Title:

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MORTGAGE NOTE LENDER:	WACHOVIA BANK, NATIONAL ASSOCIATION, as a Mortgage Note Lender

By:

Name:

Title:

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